UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Pennsylvania Plaza, New York, NY		10121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On June 27, 2023, Sphere Entertainment Group, LLC (the “Selling Stockholder”), a subsidiary of Sphere Entertainment Co., completed a secondary offering (the “Offering”) of 6,037,500 shares, which includes the exercise in full of the underwriters’ option to purchase additional shares, of Class A common stock, par value $0.01 per share (“Class A Common Stock”), of Madison Square Garden Entertainment Corp. (the “Company”) at a public offering price of $31.00 per share, less underwriting discounts and commissions.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated June 22, 2023 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as the underwriters. The offering of the shares of Class A Common Stock was registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-272780), which the Securities and Exchange Commission declared effective on June 22, 2023. The Company did not receive any of the proceeds from the sale of the shares of Class A Common Stock by the Selling Stockholder in the Offering.

Concurrently with closing of the Offering on June 27, 2023, the Company repurchased 840,053 shares of Class A Common Stock from the Selling Stockholder in a private transaction, pursuant to a Stock Purchase Agreement, dated June 21, 2023, between the Company and the Selling Stockholder (the “Share Repurchase”).

At the completion of the Offering and the Share Repurchase, the Selling Stockholder held approximately 23.0% of the issued and outstanding shares of Class A Common Stock, as compared to approximately 37.8% immediately prior to the completion of the Offering and the Share Repurchase.

The description of the Underwriting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated June 22, 2023, by and among Madison Square Garden Entertainment Corp., Sphere Entertainment Group, LLC and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023	MADISON SQUARE GARDEN ENTERTAINMENT CORP.

	By:	/s/ David F. Byrnes
		Name:	David F. Byrnes
		Title:	Executive Vice President and Chief Financial Officer